Waddell & Reed Advisors
                    Tax-Managed Equity Fund

                    Annual
                    Report
                    -----------------
                    June 30, 2002

CONTENTS

         3     Manager's Discussion

         7     Performance Summary

         8     Portfolio Highlights

         9     Investments

        13     Statement of Assets and Liabilities

        14     Statement of Operations

        15     Statement of Changes in Net Assets

        16     Financial Highlights

        20     Notes to Financial Statements

        26     Independent Auditors' Report

        27     Income Tax Information

        28     Directors & Officers

        36     Annual Privacy Notice

        38     Householding Notice






This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
June 30, 2002
----------------------------------------------------------------


An interview with Barry M. Ogden, CFA, portfolio manager of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. for the fiscal year ended June 30, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund was impacted by the extremely difficult environment for stocks during the fiscal year. The Fund's Class A shares declined 19.83 percent, before the impact of sales load, and declined 24.44 percent including sales load impact. This compares with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 18.01 percent during the same period, and the Lipper Large-Cap Growth Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 25.62 percent over the same period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?
We believe that the Fund underperformed the S&P 500 Index primarily due to our overweight positions, versus the index, in the telecommunications, advertising and cable TV sectors. The Fund did slightly outperform the peer group Lipper Large-Cap Growth Funds Universe Average during the period. Following the change in portfolio managers in early calendar year 2002, we largely eliminated our exposure to each of the above-mentioned sectors and are now in a significant underweight position in each. We believe the outlook for these areas remains challenging, especially for the near-term, particularly with regard to telecommunications. We intend to remain underweight in these areas until we see signs of a sustainable improvement in their fundamental outlook. The other area that hindered the Fund's overall performance was our overweighted position in the health care sector, specifically pharmaceuticals. Here, however, we remain bullish on both the near-term and long-term fundamental outlook and we anticipate remaining overweight in this area for the remainder of this calendar year.

What other market conditions or events influenced the Fund's performance during the fiscal year?
This fiscal year witnessed several very important events that impacted the market, investor psychology and, ultimately, the performance of the Fund.
First, Fed policy was extremely accommodating throughout most of 2001 and that attitude accelerated following the tragic attacks on September 11, as the Fed attempted to stimulate the U.S. economy and avoid an economic recession. Having successfully avoided a recession, the Fed changed policy and went to a neutral bias in March 2002, which is where they remained at fiscal year-end. In addition, the first half of calendar year 2002 was marred by a variety of credibility problems and accounting "irregularities," affecting Enron, WorldCom, Xerox, Arthur Andersen and others. This created tremendous market volatility and high levels of investor skittishness and caution. Although there is no way to know for sure, we suspect that, going forward, more companies will be compelled to "come clean" with the SEC, employees, boards of directors and investors. Under that scenario, we expect investor skepticism and market volatility to remain extremely high. We feel that restoring investor confidence is absolutely critical before the market is likely to move higher, but that it may take longer than most investors would like. We continue to be pleasantly surprised as to the resiliency of the consumer during this challenging period. We believe that the consumer is likely to continue to spend, as companies attempt to drive traffic and sales by offering above-average discounts and incentives. However, the level of spending may slow due to higher energy prices, continued job uncertainty and the diminishing benefits from the boom in home mortgage refinancing seen last year.

What strategies and techniques did you employ that specifically affected the Fund's performance?
At the beginning of calendar year 2002, we made several strategic changes and began to position the Fund more defensively, as we were concerned that the market's rebound following September 11 was discounting an overly optimistic economic recovery. Specifically, we increased positions in health care/health care services and aerospace/defense. We also significantly increased the Fund's cash position in the first half of calendar year 2002, as we dramatically reduced our exposure in the telecommunications, advertising and cable TV sectors.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
As mentioned above, we emphasized the health care/health care services and aerospace/defense sectors during most of the fiscal year, although we significantly increased their weightings following the change in portfolio managers early in calendar year 2002. We remain bullish on both the near-term and long-term fundamental outlook for both of these areas and we anticipate remaining overweight in both until we see a change in their fundamental outlook or valuations. Going forward, we continue to believe that the long-term outlook for the market and selected industries remains positive. We do, however, remain cautious over the near-term, as we believe that current valuations appear high, relative to historical parameters and relative to our concerns over the strength and the slope of the current economic recovery. We also are concerned with the increasing risk of companies cutting estimates in the second half of 2002. We believe much of the strength in the economic and manufacturing data during the first half of the year relates more to inventory replenishment, rather than end-market demand, which is a situation that we feel is not sustainable over the long run. As such, until we begin to see signs of a sustainable improvement in capital expenditures from corporations, an improvement in end markets and an improved labor market, we intend to position the Fund in a net defensive position while attempting to increase overall diversification. We also believe that keeping cash at current levels is a prudent decision, and we anticipate doing so until valuations move lower and earnings estimates for the second half of the year become more realistic. The biggest risk to our current investment strategy, in our opinion, is that the economy may be much stronger than we currently think and earnings estimates would not get cut in the back half of the year. The likely result of that scenario would be that the stock market begins to move materially higher, while the Fund still has a significant portion of assets invested in cash and defensive sectors. We believe this to be unlikely, however, due to higher energy prices, a challenging labor market, rising unemployment rates, modest wage growth, continued geopolitical concerns and accounting uncertainties, which we believe will weigh on the overall market and investor sentiment. Going forward, our focus likely will remain on opportunistically investing in companies with a strong position relative to their competitors, solid balance sheets and reasonable valuations.

Respectfully,

Barry M. Ogden
Manager
Waddell & Reed Advisors
Tax-Managed Equity Fund, Inc.


Please note that, in January 2002, Barry M. Ogden became portfolio manager of the Fund, replacing Cynthia P. Prince-Fox.

Comparison of Change in Value of $10,000 Investment

     Waddell & Reed Advisors Tax-Managed Equity Fund, Inc., Class A Shares,
                               the S&P 500 Index
             and the Lipper Large-Cap Growth Funds Universe Average

                        Waddell
                         & Reed
                       Advisors
                           Tax-                    Lipper
                        Managed                 Large-Cap
                         Equity                    Growth
                    Fund, Inc.,        S&P          Funds
                        Class A        500       Universe
                         Shares      Index        Average
                      ---------  ---------     ----------
      3/31/00  Purchase  $9,425    $10,000        $10,000
     12/31/00             9,038      8,864          7,899
      6/30/01             7,798      8,271          6,666
      6/30/02             6,252      6,781          4,958

===== Waddell & Reed Advisors Tax-Managed Equity Fund, Inc., Class A Shares(1) -
      - $6,252
 ++++ S&P 500 Index - $6,781
 *+*+ Lipper Large-Cap Growth Funds Universe Average - $4,958


(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
                    Class A    Class B   Class C   Class Y
                ----------------------------------------------
1-year period ended
   6-30-02          -24.44%    -23.74%   -20.56%   -19.71%
Since inception of
   Class(3) through
   6-30-02          -18.85%    -18.60%   -17.49%   -17.22%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(3)3-31-00 for Class A, Class B and Class C shares and 4-19-00 for Class Y shares (the date on which shares were first acquired by shareholders).

   Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF TAX-MANAGED EQUITY FUND
------------------------------------------------------------------
Tax-Managed Equity Fund

GOAL
Seeks long-term growth of capital while minimizing taxable gains and income to shareholders.

Strategy
Designed for investors seeking long-term capital appreciation, but who are also seeking to minimize Federal income taxes resulting from their investment. The Fund will primarily be invested in common stocks of large to medium sized U.S. and foreign companies that the Fund's investment manager considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time.

Founded
2000

Scheduled Dividend Frequency
Annually (December)


PERFORMANCE SUMMARY -- Class A Shares
           Per Share Data
For the Fiscal Year Ended June 30, 2002
------------------------------------------
Dividend paid               $0.01
                            =====

Net asset value on
   6-30-02                  $6.60
   6-30-01                   8.24
                           ------
Change per share           $(1.64)
                           ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF TAX-MANAGED EQUITY FUND
------------------------------------------------------------------
Portfolio Highlights

On June 30, 2002, Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. had net assets totaling $40,799,088 invested in a diversified portfolio of:

 75.94%  Common Stocks
 24.06%  Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc., for every $100 you had invested on June 30, 2002, your Fund owned:

 $27.48  Health Care Stocks
  24.06  Cash and Cash Equivalents
  16.16  Technology Stocks
   9.26  Energy Stocks
   8.98  Financial Services Stocks
   6.42  Business Equipment and Services Stocks
   3.80  Retail Stocks
   1.31  Transportation Stocks
   1.28  Consumer Goods Stocks
   0.71  Multi-Industry Stocks
   0.54  Consumer Services Stocks

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS
Air Transportation - 1.31%
Southwest Airlines Co. ...................    33,000    $   533,280
                                                        -----------

Aircraft - 6.98%
Lockheed Martin Corporation ..............    29,100      2,022,450
Northrop Grumman Corporation .............     3,000        375,000
Raytheon Company .........................    11,000        448,250
                                                        -----------
                                                          2,845,700
                                                        -----------

Banks - 0.66%
Citigroup Inc. ...........................     7,000        271,250
                                                        -----------

Broadcasting - 0.54%
Viacom Inc., Class B* ....................     5,000        221,850
                                                        -----------

Business Equipment and Services - 2.49%
Accenture Ltd* ...........................    30,000        570,000
KPMG Consulting, Inc.* ...................    30,000        445,650
                                                        -----------
                                                          1,015,650
                                                        -----------

Communications Equipment - 2.01%
Cisco Systems, Inc.* .....................    38,000        529,910
Nokia Corporation, Series A, ADR .........    20,000        289,600
                                                        -----------
                                                            819,510
                                                        -----------

Computers -- Main and Mini - 0.45%
Hewlett-Packard Company ..................    12,000        183,360
                                                        -----------

Computers -- Micro - 1.90%
Dell Computer Corporation* ...............    29,600        774,484
                                                        -----------

Computers -- Peripherals - 3.97%
EMC Corporation* .........................    48,000        362,400
Microsoft Corporation* ...................    23,000      1,256,490
                                                        -----------
                                                          1,618,890
                                                        -----------


See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Electronic Components - 0.85%
Intel Corporation ........................    19,000    $   347,225
                                                        -----------

Health Care -- Drugs - 19.23%
Abbott Laboratories ......................     7,500        282,375
Alcon, Inc.* .............................    28,800        986,400
Allergan, Inc. ...........................    18,000      1,201,500
FIRST HORIZON PHARMACEUTICAL CORPORATION .    21,200        436,826
Forest Laboratories, Inc.* ...............    28,000      1,982,400
IDEC Pharmaceuticals Corporation* ........    13,000        460,785
King Pharmaceuticals, Inc.* ..............    54,000      1,201,500
Pfizer Inc. ..............................    32,300      1,130,500
Serono S.A., ADR .........................    10,000        163,000
                                                        -----------
                                                          7,845,286
                                                        -----------

Health Care -- General - 1.61%
Beckman Coulter, Inc. ....................     8,000        399,200
Bristol-Myers Squibb Company .............    10,000        257,000
                                                        -----------
                                                            656,200
                                                        -----------

Hospital Supply and Management - 6.64%
HCA - The Healthcare Company .............    15,000        712,500
Laboratory Corporation of America Holdings*   24,000      1,095,600
Tenet Healthcare Corporation* ............     5,000        357,750
WellPoint Health Networks Inc.* ..........     7,000        544,670
                                                        -----------
                                                          2,710,520
                                                        -----------

Insurance -- Property and Casualty - 5.43%
American International Group, Inc.  ......    21,000      1,432,830
Berkshire Hathaway Inc., Class B* ........       350        781,900
                                                        -----------
                                                          2,214,730
                                                        -----------

Multiple Industry - 0.71%
General Electric Company .................    10,000        290,500
                                                        -----------


See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND
      June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Petroleum -- Canada - 0.69%
Nabors Industries Ltd.* ..................     8,000    $   282,400
                                                        -----------

Petroleum -- Domestic - 6.72%
Anadarko Petroleum Corporation ...........    17,000        838,100
Apache Corporation .......................    15,000        862,200
Burlington Resources Inc. ................    20,000        760,000
Patterson-UTI Energy, Inc.* ..............    10,000        282,300
                                                        -----------
                                                          2,742,600
                                                        -----------

Petroleum -- International - 1.85%
Exxon Mobil Corporation ..................    18,400        752,928
                                                        -----------

Retail -- General Merchandise - 1.08%
Wal-Mart Stores, Inc. ....................     8,000        440,080
                                                        -----------

Retail -- Specialty Stores - 2.72%
Blockbuster Inc., Class A ................     9,000        242,100
Home Depot, Inc. (The) ...................    15,000        550,950
Lowe's Companies, Inc. ...................     7,000        317,800
                                                        -----------
                                                          1,110,850
                                                        -----------

Security and Commodity Brokers - 2.89%
Fannie Mae ...............................     3,000        221,250
Freddie Mac ..............................     4,000        244,800
Goldman Sachs Group, Inc. (The) ..........     4,000        293,400
Merrill Lynch & Co., Inc. ................     5,000        202,500
Morgan Stanley Dean Witter & Co. .........     5,000        215,400
                                                        -----------
                                                          1,177,350
                                                        -----------

Timesharing and Software - 3.93%
eBay Inc.* ...............................    26,000      1,602,250
                                                        -----------


See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND
      June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Tobacco - 1.28%
Philip Morris Companies Inc. .............    12,000    $   524,160
                                                        -----------

TOTAL COMMON STOCKS - 75.94%                            $30,981,053
 (Cost: $33,228,824)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals -- Petroleum and Inorganic - 3.45%
 du Pont (E.I.) de Nemours and Company,
   1.6863%, Master Note ..................    $1,408      1,408,000
                                                        -----------

 Food and Related - 4.21%
 General Mills, Inc.,
   1.99%, Master Note ....................     1,717      1,717,000
                                                        -----------

Total Commercial Paper - 7.66%                            3,125,000

Repurchase Agreement - 10.33%
 J.P. Morgan Securities Inc., 1.78% Repurchase
   Agreement dated 6-28-02, to be
   repurchased at $4,215,625 on 7-1-02(A).     4,215      4,215,000
                                                        -----------

United States Government Security - 3.67%
 Federal Home Loan Association,
   1.71%, 7-16-02 ........................     1,500      1,498,931
                                                        -----------

TOTAL SHORT-TERM SECURITIES - 21.66%                    $ 8,838,931
 (Cost: $8,838,931)

TOTAL INVESTMENT SECURITIES - 97.60%                    $39,819,984
 (Cost: $42,067,755)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 2.40%           979,104

NET ASSETS - 100.00%                                    $40,799,088
See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND
      June 30, 2002


Notes to Schedule of Investments
  *No income dividends were paid during the preceding 12 months.

(A)Collateralized by $4,478,000 United States Treasury Bond, 5.25% due 2-15-29; market value and accrued interest aggregate $4,311,428.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     TAX-MANAGED EQUITY FUND
     June 30, 2002
     (In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities - at value
   (Notes 1 and 3) .................................      $35,605
 Repurchase agreement - at value  ..................        4,215
 Cash  .............................................            1
 Receivables:
   Investment securities sold ......................        3,627
   Fund shares sold ................................           58
   Dividends and interest ..........................           18
                                                          -------
    Total assets  ..................................       43,524
LIABILITIES                                               -------
 Payable for investment securities sold  ...........        2,575
 Payable to Fund shareholders  .....................          115
 Accrued service fee (Note 2)  .....................           10
 Accrued shareholder servicing (Note 2)  ...........           10
 Accrued management fee (Note 2)  ..................            4
 Accrued distribution fee (Note 2)  ................            3
 Accrued accounting services fee (Note 2)  .........            2
 Other  ............................................            6
                                                          -------
    Total liabilities  .............................        2,725
                                                          -------
      Total net assets .............................      $40,799
                                                          =======
NET ASSETS
 $0.001 par value capital stock:
   Capital stock ...................................     $      6
   Additional paid-in capital ......................       63,741
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income .          ---*
   Accumulated undistributed net realized loss
    on investment transactions  ....................      (20,700)
   Net unrealized depreciation in value of
    investments  ...................................       (2,248)
                                                          -------
    Net assets applicable to outstanding
      units of capital .............................      $40,799
                                                          =======
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..........................................        $6.60
 Class B  ..........................................        $6.49
 Class C  ..........................................        $6.49
 Class Y  ..........................................        $6.60
Capital shares outstanding:
 Class A  ..........................................        5,363
 Class B  ..........................................          570
 Class C  ..........................................          265
 Class Y  ..........................................            1
Capital shares authorized ........................      1,000,000

*Not shown due to rounding.
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     TAX-MANAGED EQUITY FUND
     For the Fiscal Year Ended June 30, 2002
     (In Thousands)

INVESTMENT LOSS
 Income (Note 1B):
   Dividends .......................................     $    208
   Interest and amortization .......................          113
                                                         --------
    Total income  ..................................          321
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................          305
   Service fee:
    Class A  .......................................          103
    Class B  .......................................           11
    Class C  .......................................            5
   Shareholder servicing:
    Class A  .......................................           80
    Class B  .......................................           13
    Class C  .......................................            7
    Class Y  .......................................          ---*
   Registration fees ...............................           52
   Distribution fee:
    Class A  .......................................            6
    Class B  .......................................           32
    Class C  .......................................           15
   Accounting services fee .........................           26
   Audit fees ......................................           14
   Custodian fees ..................................            8
   Legal fees ......................................            2
   Other ...........................................           29
                                                         --------
    Total expenses  ................................          708
                                                         --------
      Net investment loss ..........................         (387)
REALIZED AND UNREALIZED LOSS ON                          --------
INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on investments  .................       (9,180)
 Unrealized depreciation in value
   of investments during the period ................       (1,275)
                                                         --------
   Net loss on investments .........................      (10,455)
    Net decrease in net assets resulting from            --------
      operations ...................................     $(10,842)
                                                         ========

*Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     TAX-MANAGED EQUITY FUND
     (In Thousands)
                                                           For the
                                      For the    For the    period
                                      fiscal      fiscal     from
                                       year       period  3-31-00(1)
                                       ended      ended    through
                                      6-30-02    6-30-01   12-31-00
INCREASE (DECREASE) IN NET ASSETS    ---------  --------- ---------
 Operations:
   Net investment income (loss) ...   $  (387)    $  (285)    $   300
   Realized net loss on investments    (9,180)    (10,975)       (545)
   Unrealized appreciation
    (depreciation) ................    (1,275)      2,136      (3,109)
                                      -------     -------     -------
    Net decrease in net assets
      resulting from operations ...   (10,842)     (9,124)     (3,354)
                                      -------     -------     -------
 Distributions to shareholders from
   net investment income (Note 1E):(2)
   Class A ........................       (38)        ---        (300)
   Class B ........................       ---         ---         ---
   Class C ........................       ---         ---         ---
   Class Y ........................       ---*        ---         ---*
                                      -------     -------     -------
                                          (38)        ---        (300)
                                      -------     -------     -------
 Capital share transactions
   (Note 5) .......................    (4,237)    (14,804)     83,398
                                      -------     -------     -------
      Total increase (decrease) ...   (15,117)    (23,928)     79,744
NET ASSETS
 Beginning of period  .............    55,916      79,844         100
                                      -------     -------     -------
 End of period  ...................   $40,799     $55,916     $79,844
                                      =======     =======     =======
   Undistributed net investment
    income  .......................      $---*        $38        $---
                                         ====         ===        ====

  *Not shown due to rounding.
(1)Commencement of operations.
(2)See "Financial Highlights" on pages 16 - 19.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     TAX-MANAGED EQUITY FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                    For the        For the        For the
                     fiscal         fiscal        period from
                       year         period        3-31-00(1)
                      ended          ended        through
                    6-30-02        6-30-01        12-31-00
                   --------        --------       --------
Net asset value, beginning
 of period  ........  $8.24          $9.55         $10.00
                      -----          -----         ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...  (0.05)         (0.03)          0.04
 Net realized and
   unrealized loss
   on investments ..  (1.58)         (1.28)         (0.45)
                      -----          -----         ------
Total from investment
 operations  .......  (1.63)         (1.31)         (0.41)
                      -----          -----         ------
Less distributions
 from net investment
 income  ...........  (0.01)         (0.00)         (0.04)
                      -----          -----         ------
Net asset value,
 end of period  ....  $6.60          $8.24         $ 9.55
                      =====          =====         ======
Total return(2) .... -19.83%        -13.72%         -4.11%
Net assets, end of
 period (in
 millions)  ........    $35            $48            $67
Ratio of expenses to
 average net assets    1.39%          1.57%(3)       1.15%(3)
Ratio of net investment
 income (loss) to average
 net assets  .......  -0.70%         -0.82%(3)       1.63%(3)
Portfolio turnover
 rate  ............. 113.29%         30.09%         16.89%

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     TAX-MANAGED EQUITY FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                    For the        For the        For the
                     fiscal         fiscal        period from
                       year         period        3-31-00(1)
                      ended          ended        through
                    6-30-02        6-30-01        12-31-00
                   --------        --------       --------
Net asset value, beginning
 of period  ........  $8.17          $9.52         $10.00
                      -----          -----         ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...  (0.11)         (0.06)          0.01
 Net realized and
   unrealized loss
   on investments ..  (1.57)         (1.29)         (0.49)
                      -----          -----         ------
Total from investment
 operations  .......  (1.68)         (1.35)         (0.48)
                      -----          -----         ------
Less distributions
 from net investment
 income  ...........  (0.00)         (0.00)         (0.00)
                      -----          -----         ------
Net asset value,
 end of period  ....  $6.49          $8.17         $ 9.52
                      =====          =====         ======
Total return ....... -20.56%        -14.18%         -4.80%
Net assets, end of
 period (in millions)    $4             $6             $9
Ratio of expenses to
 average net assets    2.26%          2.40%(2)       2.08%(2)
Ratio of net investment
 income (loss) to average
 net assets  .......  -1.58%         -1.63%(2)       0.67%(2)
Portfolio turnover
 rate  ............. 113.29%         30.09%         16.89%

(1)Commencement of operations of the class.
(2)Annualized.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     TAX-MANAGED EQUITY FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                    For the        For the        For the
                     fiscal         fiscal        period from
                       year         period        3-31-00(1)
                      ended          ended        through
                    6-30-02        6-30-01        12-31-00
                   --------        --------       --------
Net asset value, beginning
 of period  ........  $8.17          $9.51         $10.00
                      -----          -----         ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...  (0.12)         (0.06)          0.01
 Net realized and
   unrealized loss
   on investments ..  (1.56)         (1.28)         (0.50)
                      -----          -----         ------
Total from investment
 operations  .......  (1.68)         (1.34)         (0.49)
                      -----          -----         ------
Less distributions
 from net investment
 income  ...........  (0.00)         (0.00)         (0.00)
                      -----          -----         ------
Net asset value,
 end of period  ....  $6.49          $8.17         $ 9.51
                      =====          =====         ======
Total return ....... -20.56%        -14.09%         -4.90%
Net assets, end of
 period (in millions)    $2             $3             $4
Ratio of expenses
 to average net
 assets  ...........   2.31%          2.40%(2)       2.09%(2)
Ratio of net investment
 income (loss) to average
 net assets  .......  -1.63%         -1.64%(2)       0.66%(2)
Portfolio turnover
 rate  ............. 113.29%         30.09%         16.89%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     TAX-MANAGED EQUITY FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                    For the        For the        For the
                     fiscal         fiscal        period from
                       year         period        4-19-00(1)
                      ended          ended        through
                    6-30-02        6-30-01        12-31-00
                   --------        --------       --------
Net asset value, beginning
 of period  ........  $8.24         $ 9.55         $10.07
                      -----          -----         ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...  (0.13)         (0.03)          0.04
 Net realized and
   unrealized loss
   on investments ..  (1.49)         (1.28)         (0.51)
                      -----          -----         ------
Total from investment
 operations  .......  (1.62)         (1.31)         (0.47)
                      -----          -----         ------
Less distributions
 from net investment
 income  ...........  (0.02)         (0.00)         (0.05)
                      -----          -----         ------
Net asset value,
 end of period  ....  $6.60          $8.24         $ 9.55
                      =====          =====         ======
Total return ....... -19.71%        -13.72%         -4.70%
Net assets, end of
 period (in
 thousands)  .......     $5            $21            $32
Ratio of expenses to
 average net assets    1.21%          1.44%(2)       1.17%(2)
Ratio of net investment
 income (loss) to average
 net assets  .......  -0.54%         -0.70%(2)       1.41%(2)
Portfolio turnover
 rate  ............. 113.29%         30.09%         16.89%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the period from March 31, 2000 through December 31, 2000.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
     June 30, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek long-term growth of capital while minimizing taxable gains and income to shareholders. Effective for the fiscal period ended June 30, 2001, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to June 30 from December 31. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2002, $386,941 was reclassified between paid-in capital and accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this change.

F. Repurchase agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion. However, WRIMCO has voluntarily agreed to waive its management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver. The Fund accrues and pays this fee daily. The Fund also reimburses WRIMCO for certain out-of-pocket costs.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5042 for each shareholder account which was in existence at any time during the prior month. Prior to December 1, 2001, the shareholder servicing charge was $1.3375 per account, paid monthly. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $249,891. During the fiscal year ended June 30, 2002, W&R received $10,603 and $422 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $162,578 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $2,047, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $46,838,675, while proceeds from maturities and sales aggregated $59,533,012. Purchases of short-term securities aggregated $592,039,954, while proceeds from maturities and sales aggregated $585,008,000.

For Federal income tax purposes, cost of investments owned at June 30, 2002 was $42,073,108, resulting in net unrealized depreciation of $2,253,124, of which $2,155,599 related to appreciated securities and $4,408,723 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2002 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income .........................       $ ---
Distributed ordinary income .................         ---
Undistributed ordinary income ...............         ---

Realized long-term capital gains ............         ---
Distributed long-term capital gains .........         ---
Undistributed long-term capital gains .......         ---

Capital loss carryover ......................   3,712,037

Post-October capital losses deferred ........   5,462,140

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October capital losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by fiscal year in which the capital loss carryovers will expire if not utilized.

2007                                          $   395,020
2009                                           11,125,260
2010                                            3,712,037
                                               ----------
Total Carryover                               $15,232,317
                                              ===========

NOTE 5 -- Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                                                        For the
                            For the       For the   period from
                        fiscal year fiscal period       3-31-00
                              ended         ended       through
                            6-30-02       6-30-01      12-31-00
                       ------------  ------------  ------------
Shares issued from sale of shares:
 Class A  ............        1,757         1,585         8,181
 Class B  ............          120           129         1,056
 Class C  ............           57            63           559
 Class Y  ............          ---*            1             3
Shares issued from reinvestment of
 dividend:
 Class A  ............            5           ---            30
 Class B  ............          ---           ---           ---
 Class C  ............          ---           ---           ---
 Class Y  ............          ---*          ---           ---*
Shares redeemed:
 Class A  ............       (2,194)       (2,791)       (1,220)
 Class B  ............         (238)         (366)         (131)
 Class C  ............         (104)         (187)         (123)
 Class Y  ............          (2)            (1)          ---
                              -----         -----         -----
Increase (decrease) in outstanding
 capital shares  .....         (599)       (1,567)        8,355
                              =====         =====         =====

Value issued from sale of shares:
 Class A  ............      $12,758      $ 13,837       $81,344
 Class B  ............          863         1,120        10,447
 Class C  ............          405           535         5,531
 Class Y  ............            1             5            33
Value issued from reinvestment of
 dividend:
 Class A  ............           36           ---           291
 Class B  ............          ---           ---           ---
 Class C  ............          ---           ---           ---
 Class Y  ............          ---*          ---           ---*
Value redeemed:
 Class A  ............      (15,830)      (25,298)      (11,832)
 Class B  ............       (1,723)       (3,389)       (1,247)
 Class C  ............         (761)       (1,603)       (1,169)
 Class Y  ............          (13)          (11)          ---
                            -------      --------       -------
Increase (decrease) in
 outstanding capital .      $(4,237)     $(14,804)      $83,398
                            =======      ========       =======

*Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. (the "Fund") as of June 30, 2002, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for the fiscal year then ended, the fiscal period from January 1, 2001 through June 30, 2001, and the period from March 31, 2000 through December 31, 2000 and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. as of June 30, 2002, the results of its operations for the fiscal year then ended, the changes in its net assets for the fiscal year then ended, the fiscal period from January 1, 2001 through June 30, 2001, and the period from March 31, 2000 through December 31, 2000 and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
August 9, 2002

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record date, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
             --------------------------------------------------------
                      For Individuals       For Corporations
                   -------------------------------------------------------
  Record             Ordinary Long-Term                Non- Long-Term
    Date    Total      IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -----    ------------------------------------------------
                                    Class A
12-12-01 $0.00651    $0.00651      $--- $0.00069   $0.00582      $---
         ========    ========      ==== ========   ========      ====

                                    Class Y
12-12-01 $0.01751    $0.01751      $--- $0.00185   $0.01566      $---
         ========    ========      ==== ========   ========      ====

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.

Each of the individuals listed below serves as a director for each of the portfolios within the Waddell & Reed Advisors Funds, W&R Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. for a total of 47 portfolios served. Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years.

The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

  Disinterested Directors

James M. Concannon (54)
Washburn Law School, 1700 College, Topeka, KS 66621
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment company

John A. Dillingham (62)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Co.
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army

David P. Gardner (68)
2441 Iron Canyon Drive, Park City UT 84060
Position held with Fund:  Director
Director since:  1998
Principal Occupation During Past 5 Years: formerly, President, William and Flora Hewlett Foundation
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation; formerly, Director, First Security Corp., Digital Ventures and Charitableway

Linda K. Graves (48)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1995
Principal Occupation During Past 5 Years:  First Lady of Kansas
Other Directorships held by Director: Chairman & Director, Community Foundation of Johnson County; Director, Greater Kansas City Community Foundation, and Friends of Cedar Crest Association; Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (34)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1998
Principal Occupations During Past 5 Years: Vice President & General Counsel, Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise investments
Other Directorships held by Director: Treasurer, Oklahoma Appleseed (Center for Law and Justice)

John F. Hayes (82)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1988
Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm
Other Directorships held by Director: Director, Central Bank & Trust and Central Financial Corp.; formerly, Director, Central Properties, Inc.

Glendon E. Johnson (77)
13635 Deering Bay Drive, Unit 284, Miami, FL 33158
Position held with Fund:  Director
Director since:  1971
Principal Occupations During Past 5 Years: Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corp.
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (64)
1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114
Position held with Fund:  Director
Director since:  1995
Principal Occupations During Past 5 Years: Professor, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City
Other Directorships held by Director:  None

Frederick Vogel III (66)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1971
Principal Occupation During Past 5 Years:  Retired
Other Directorships held by Director:  None

  Interested Directors

Robert L. Hechler (65)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer; formerly, Vice President
Director since:  1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director:  None

Henry J. Herrmann (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); Treasurer of WDR (1998 to 1999); Director of W&R (1993 to present); Director of WRIMCO (1992 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present)
Other Directorships held by Director:  None

Frank J. Ross, Jr. (48)
Polsinelli, Shalton & Welte,700 West 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund:  Director
Director since:  1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm
Other Directorships held by Director:  Director, Columbian Bank & Trust

Keith A. Tucker (56)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Director since:  1993; Chairman of the Board of Directors since:  1998
Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998); Chairman of the Board of Directors of Torchmark Distributors, Inc. (1993 to 1997)
Other Directorships held by Director:  Director, Vesta Insurance Group (1996 to
1997)

  Officers

Theodore W. Howard (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Vice President, Treasurer and Principal Accounting Officer, 2 years; Principal Financial Officer, since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Vice President of WRSCO (1988 to 2001)
Directorships held:  None

Kristen A. Richards (34)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Secretary and Associate General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)
Directorships held:  None

Daniel C. Schulte (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Assistant Secretary and General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)
Directorships held:  None

Michael D. Strohm (50)
6300 Lamar Avenue, Overland Park KS 66202
Position held with Fund:  Vice President
Length of Time Served:  since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WDR (1998 to present); Chief Operations Officer of WDR (since 2002); President, Director, Chief Executive Officer and Chief Financial Officer of W&R (since 2002); Senior Vice President of W&R (1994 to 2002); President and Director of WRSCO (1999 to present)
Directorships held:  None

Barry M. Ogden (32)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President and portfolio manager
Length of Time Served:  since 2002
Principal Occupation(s) During Past 5 Years: Vice President of WRIMCO (2000 to present); assistant portfolio manager for investment companies managed by WRIMCO (1999 to present); employee of WRIMCO (1994 to present)
Directorships held:  None

DIRECTORS
Keith A. Tucker, Chairman of the Board
James M. Concannon
John A. Dillingham
David P. Gardner
Linda K. Graves
Joseph Harroz, Jr.
John F. Hayes
Robert L. Hechler
Henry J. Herrmann
Glendon E. Johnson
Frank J. Ross, Jr.
Eleanor B. Schwartz
Frederick Vogel III

OFFICERS
Henry J. Herrmann, President
Theodore W. Howard, Vice President and Treasurer
Barry M. Ogden, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Michael D. Strohm, Vice President

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.

------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CLIENT SERVICES
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1019A(6-02)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.